UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         August 4, 2008 (May 15, 2008)
                  DATE OF AMENDMENT (DATE OF ORIGINAL REPORT)

                                HST Global, Inc.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-15303                               73-1215433
               ---------                               ----------
        (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
                     -------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  757-766-6100
                                  ------------
              Registrant's telephone number, including area code:

                                NT Holding Corp.
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT  NO.  2

HST Global, Inc. (p.k.a. NT Holding Corp.) hereby amends its Current Report on Form 8-K, originally filed May 15, 2008, by including the following Pro-Forma financial Statements:

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  Statements

- HST Global, Inc. Pro Forma financial statements for the Quarter Ended March 31, 2008 (Unaudited).

- HST Global, Inc. Pro Forma financial statements for the Year Ended December 31, 2007 (Unaudited).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 4, 2008               HST GLOBAL, INC.
                                    (P.K.A. NT HOLDING CORP.)
                                    (Registrant)

                                    By: \s\ Ron Howell
                                        --------------
                                    Ron Howell
                                    Chief Executive Officer

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

TABLE OF CONTENTS

HST GLOBAL, INC. PRO FORMA FINANCIAL STATEMENTS FOR THE QUARTER ENDED MARCH 31, 2008 (UNAUDITED)

     Consolidated Balance Sheets as of December 31, 2007. ...................F-2

     Consolidated Statements of Operations for the quarter ended
          March 31, 2008. ...................................................F-3

     Consolidated Statements of Cash Flows for the quarter ended
          March 31, 2008. ...................................................F-4

HST GLOBAL INC., PRO FORMA FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2007 (UNAUDITED)

     Consolidated Balance Sheets as of December 31, 2007. ...................F-5

     Consolidated Statements of Operations for the year
          ended December 31, 2007. ..........................................F-6

     Consolidated Statements of Cash Flows for the year
          ended December 31, 2007. ..........................................F-7

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            Pro Forma Balance Sheets
                                 March 31, 2008

                                           MARCH 31,2008    DECEMBER 31, 2007
                                           (Unaudited)
                                           ---------------  -------------------

                                     ASSETS

CURRENT ASSETS:
    Cash and cash equivalents              $      187,215   $              985
    Accounts receivable                         1,902,156            1,902,156
    Inventories                                         -                    -
    Prepayments and other receivables                   -                    -
                                           ---------------  -------------------
            Total Current Assets           $    2,089,371   $        1,903,141

OTHER ASSETS:
    Property, plant and equipment                       -                    -
    Investment - Shell                             25,000                    -
    Construction in progress                            -                    -
                                           ---------------  -------------------
            Total Other Assets                          -                    -
                                           ---------------  -------------------
TOTAL ASSETS                               $    2,114,371   $        1,903,141
                                           ===============  ===================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses  $      199,552   $          107,531
    Accounts payable - related parties             99,206               60,882
    Other payables                              1,700,000            1,700,000
    Due to stockholders                            65,000               44,000
    Deferred revenue                                    -                    -
    Tax payable                                       346                    -
    Short-term loan                               252,378                    -
                                           ---------------  -------------------
            Total Current Liabilities      $    2,316,482   $        1,912,413
                                           ---------------  -------------------
LONG-TERM LIABILITIES
    Long-term loan                                      -                    -
                                           ---------------  -------------------
MINORITY INTEREST                                 179,402              179,402
                                           ---------------  -------------------
TOTAL LIABILITIES                          $    2,495,884   $        2,091,815
                                           ---------------  -------------------
COMMITMENTS AND CONTINGENCIES                           -                    -
                                           ---------------  -------------------

STOCKHOLDERS'
    EQUITY (DEFICIENCY):
    Preferred stock; 5,000,000 shares
        authorized; $.001 parvalue;
        0 shares issued and outstanding                  -                    -
    Common stock, $.001 par value;
        100,000,000 shares authorized;
        25,839,203 shares issued and
        outstanding at March 31, 2008
        and December 31, 2007,
        respectively                       $       25,839   $           25,839
    Common stock of HSTI, no par value;
        $1.00 stated value, 1,500 shares
        authorized, 1,500 issued and
        outstanding                                 1,500                1,500
    Additional paid-in capital                    859,061              859,061
    Accumulated (deficit)                      (1,267,912)          (1,075,074)
    Accumulated other comprehensive income              -                    -
                                           ---------------  -------------------
            Total Stockholders' Equity
                 (Deficiency)              $     (381,512)  $         (188,674)
                                           ---------------  -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/
    (DEFICIT)                              $    2,114,371   $        1,903,141
                                           ===============  ===================

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Pro Forma Statement of Operations
                                 March 31, 2008

                                                         THREE MONTHS ENDED
                                                              MARCH 31,
                                                          2008          2007
                                                       (UNAUDITED)   (UNAUDITED)
                                                      ------------  ------------
REVENUES                                              $         -   $ 5,288,050
COST OF SALES                                                   -     5,268,638
                                                      ------------  ------------
GROSS PROFIT                                          $         -   $    19,412

OPERATING EXPENSES:
    Selling and distribution expenses                 $         -   $     1,657
    Salaries                                                8,077             -
    Consulting                                             65,000             -
    General and administrative expenses                   119,761       260,322
                                                      ------------  ------------
TOTAL OPERATING EXPENSES                              $   192,838   $   261,979
                                                      ------------  ------------
(LOSS) FROM CONTINUTING OPERATIONS                    $  (192,838)  $  (242,567)

OTHER INCOME (EXPENSE)
    Gain from liquidation of assets and liabilities             -             -
    Interest expense                                            -      (102,173)
    Other (expense)                                             -        (9,647)
                                                      ------------  ------------
NET OTHER INCOME (EXPENSE)                            $         -   $  (111,820)

(LOSS) FROM CONTINUTING OPERATIONS                       (192,838)     (354,387)
TAX EXPENSE                                                     -         1,261
                                                      ------------  ------------
(LOSS) AFTER TAXATION                                 $  (192,838)  $  (353,126)

MINORITY INTERESTS                                              -       148,313
                                                      ------------  ------------
NET (LOSS)                                            $  (192,838)  $  (204,813)

FOREIGN CURRENCY TRANSLATION                                    -        (5,973)
                                                      ------------  ------------
NET (LOSS)                                            $  (192,838)  $  (210,786)

NET INCOME (LOSS) PER SHARE:
    BASIC AND DILUTED - COMMON STOCK                  $     (0.01)  $     (0.01)

NET INCOME (LOSS) PER SHARE:
    BASIC AND DILUTED - COMMON STOCK OF HSTI          $      (129)            -

WEIGHTED AVERAGE SHARES OUTSTANDING:
    BASIC AND DILUTED - COMMON STOCK                   25,839,203    25,839,203

WEIGHTED AVERAGE SHARES OUTSTANDING:
    BASIC AND DILUTED - COMMON STOCK OF HSTI                1,500             -

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Pro Forma Statement of Cash Flows
                                 March 31, 2008

                                                         Three Months Ended
                                                              March 31,
                                                         2008          2007
                                                      (Unaudited)   (Unaudited)
                                                     ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                  $  (192,838)  $  (204,813)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
Depreciation and amortization                                  -     2,749,967
Minority interests                                             -      (148,313)
    Changes in operations-assets and
      liabilities net of acquisitions:
      (Increase)/Decrease in accounts receivable               -     1,162,870
      (Increase)/Decrease in inventories                       -    (1,061,009)
      (Increase)/Decrease in other receivables
        and prepayments                                        -       707,738
      Increase/(Decrease) in accounts payable
        and accrued expenses                             151,163    (2,604,070)
      Increase/(Decrease) in other payables                    -      (520,013)
      Increase/(Decrease) in deferred revenues                 -      (448,428)
      Increase/(Decrease) in Loan Payable                252,560             -
      Increase/(Decrease) in tax payable                     346        92,863
                                                     ------------  ------------
    Total Adjustments                                $   404,069   $   (68,395)
                                                     ------------  ------------

    Net Cash used in Operating Activities            $   211,231   $  (273,208)
                                                     ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Decrease in construction in progress                       -     2,483,685
    (Increase) in property, plant and equipment                -    (2,398,008)
    Acquisition Cost                                     (25,000)
                                                     ------------  ------------
    Net Cash used in Investing Activities            $   (25,000)  $    85,677
                                                     ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase in short-term loan                                -       161,394
                                                     ------------  ------------
    Net cash provided by financing activities        $         -   $   161,394
                                                     ------------  ------------

NET INCREASE (DECREASE) IN CASH                      $   186,231   $   (26,137)
EFFECT OF FOREIGN EXCHANGE RATE CHANGES                        -        (5,973)
CASH AT BEGINNING PERIOD                             $      (985)  $    38,519
                                                     ------------  ------------
CASH AT END OF PERIOD                                $   187,216   $     6,409
                                                     ============  ============

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest                               $         -   $         -
                                                     ============  ============
Cash paid for income taxes                           $         -   $         -
                                                     ============  ============
Offset of debt for warrants exercised                $         -   $         -
                                                     ============  ============
Common stock issued for liquidation of liabilities   $         -   $         -
                                                     ============  ============

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            Pro Forma Balance Sheets
                               December 31, 2007

                                                     December 31,
                                                 2007           2006
                                             ------------  --------------

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                  $       985   $      38,519
  Accounts receivable                          1,902,156       3,243,645
  Inventories                                          -    2,899,177.00
  Prepayments and other receivables                    -    3,542,300.00
                                             ------------  --------------
    Total Current Assets                     $ 1,903,141   $   9,723,641
                                             ------------  --------------
OTHER ASSETS:
  Property, plant and equipment                        -   $   4,820,376
  Investment - Shell                                   -
  Construction in progress                             -       6,569,495
                                             ------------  --------------
    Total Other Assets                                 -   $  11,389,871
                                             ------------  --------------

TOTAL ASSETS                                 $ 1,903,141   $  21,113,512
                                             ============  ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses      $   107,531   $   6,692,621
  Accounts payable - related parties              60,882
  Other payables                               1,700,000       4,516,603
  Due to stockholders                             44,000          10,000
  Deferred revenue                                     -       5,321,241
  Tax payable                                          -         271,192
  Short-term loan                                      -       1,384,911
                                             ------------  --------------
    Total Current Liabilities                $ 1,912,413   $  18,196,568
                                             ------------  --------------
LONG-TERM LIABILITIES
  Long-term loan                                       -         307,417
                                             ------------  --------------
MINORITY INTEREST                                179,402       3,314,481
                                             ------------  --------------

TOTAL LIABILITIES                            $ 2,091,815   $  21,818,466
                                             ------------  --------------
COMMITMENTS AND CONTINGENCIES                          -               -
                                             ------------  --------------
STOCKHOLDERS' EQUITY (DEFICIENCY):
  Preferred stock; 5,000,000 shares
    authorized; $.001 par value;
    0 shares issued and outstanding                    -               -
  Common stock, $.001 par value;
    100,000,000 shares authorized;
    25,839,203 shares issued and
    outstanding at March 31, 2008 and
    December 31, 2007, respectively          $    25,839   $      25,839
  Common stock of HSTI, no par value;
    $1.00 stated value, 1,500 shares
    authorized1,500 issued and outstanding         1,500
Additional paid-in capital                       859,061         859,061
Accumulated (deficit)                         (1,075,074)     (1,781,025)
Accumulated other comprehensive income                 -      191,171.00
                                             ------------  --------------
Total Stockholders' Equity (Deficiency)      $  (188,674)  $    (704,954)
                                             ------------  --------------

TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY/(DEFICIT)                           $ 1,903,141   $  21,113,512
                                             ============  ==============

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Pro Forma Statement of Operations
                               December 31, 2007

                                                      Twelve Months Ended
                                                           December 31,
                                                        2007          2006
                                                    ------------  ------------
REVENUES                                            $         -   $ 9,891,094
COST OF SALES                                                 -    11,018,284
GROSS PROFIT/(LOSS)                                 $         -   $(1,127,190)
OPERATING EXPENSES:
  Selling and distribution expenses                 $         -   $    18,434
  Salaries                                               30,000             -
  Consulting                                             30,000             -
  General and administrative expenses                   146,222       705,910
  Impairment of goodwill                                              564,939
                                                    ------------  ------------
TOTAL OPERATING EXPENSES                            $   206,222   $ 1,289,283
                                                    ------------  ------------
(LOSS) FROM CONTINUTING OPERATIONS                  $  (206,222)  $(2,416,473)
                                                    ------------  ------------

OTHER INCOME (EXPENSE)
  Gain from liquidation of assets and liabilities             -             -
  Interest expense                                            -      (153,703)
  Other (expense)                                             -        37,010
                                                    ------------  ------------
NET OTHER INCOME (EXPENSE)                          $         -   $  (116,693)
                                                    ------------  ------------

(LOSS) FROM CONTINUTING OPERATIONS                     (206,222)   (2,533,166)
TAX EXPENSE                                                   -       120,583
                                                    ------------  ------------
(LOSS) AFTER TAXATION                               $  (206,222)  $(2,412,583)
                                                    ------------  ------------
MINORITY INTERESTS                                            -       831,779
                                                    ------------  ------------
DISCONTINUED OPERATIONS
  Income/(Loss) from discontinued operations        $   210,786   $   (88,035)
  Gain on disposal of subsidiary                         10,000     1,027,026
                                                    ------------  ------------
  TOTAL INCOME FROM DISCONTINUED OPERATIONS         $   220,786   $   938,991
                                                    ------------  ------------

NET (LOSS)                                          $    14,564   $  (641,813)
                                                    ============  ============
FOREIGN CURRENCY TRANSLATION                                  -       191,171
                                                    ============  ============
NET (LOSS)                                          $    14,564   $  (450,642)
                                                    ============  ============
NET INCOME (LOSS) PER SHARE:
  BASIC AND DILUTED - COMMON                        $        (0)  $     (0.02)
                                                    ============  ============
NET INCOME (LOSS) PER SHARE:
  BASIC AND DILUTED - COMMON STOCK OF HSTI          $      9.71             -
                                                    ============  ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC AND DILUTED - COMMON                         25,839,203    25,839,203
                                                    ============  ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC AND DILUTED - COMMON STOCK OF HSTI                1,500             -
                                                    ============  ============

                                HST GLOBAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                       Pro Forma Statement of Cash Flows
                               December 31, 2007

                                                          Twelve Months Ended
                                                               December 31,
                                                             2007          2006
                                                        ----------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $  14,564   $  (641,813)
  Adjustments to reconcile net loss to net cash
      used in operating activities:
    Depreciation and amortization                               -       807,521
    Impairment of goodwill                                              564,939
    Gain from discontinued operations                    (220,786)     (938,991)
    Changes in operations assets and liabilities
      from disposal of subsidiary                         (32,110)
    Minority interests                                          -      (831,779)
   Changes in operations-assets and liabilities
    net of acquisitions:
    (Increase)/Decrease in accounts receivable                  -    (3,243,645)
    (Increase)/Decrease in inventories                          -       788,953
    (Increase)/Decrease in other receivables
      and prepayments                                           -     1,471,452
    Increase/(Decrease) in accounts payable
      and accrued expenses                                161,063     1,083,535
    Increase/(Decrease) in other payables                       -    (1,163,452)
    Increase/(Decrease) in deferred revenues                    -     1,411,290
    Increase/(Decrease) in Loan Payable                                       -
    Increase/(Decrease) in tax payable                                  (93,080)
    Increase/(Decrease) in due to shareholders             44,000      (140,000)
                                                        ----------  ------------
    Total Adjustments                                   $ (47,833)  $  (283,257)
                                                        ----------  ------------
    Net Cash used in Operating Activities               $ (33,269)  $  (925,070)
                                                        ----------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Increase in cash from acquisition of subsidiaries               $   618,692
    (Decrease) in cash from disposal of subsidiaries       (5,765)      618,692
    Decrease in construction in progress                        -      (259,480)
    (Increase) in property, plant and equipment                 -      (854,580)
    Acquisition Cost
                                                        ----------  ------------
    Net Cash used in Investing Activities               $  (5,765)  $   123,324
                                                        ----------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase in short-term loan                                 -     1,163,366
    Increase in long-term loan                                            7,251
    Issuance of common stock for cash                       1,500
                                                        ----------  ------------
    Net cash provided by financing activities           $   1,500   $ 1,170,617
                                                        ----------  ------------

NET INCREASE (DECREASE) IN CASH                         $ (37,534)  $   368,871
EFFECT OF FOREIGN EXCHANGE RATE CHANGES                         -       191,171
CASH AT BEGINNING PERIOD                                $  38,519   $    97,169
                                                        ----------  ------------
CASH AT END OF PERIOD                                   $     985   $   657,211
                                                        ==========  ============

SUPPLEMENTAL CASH FLOW INFORMATION:
    Cash paid for interest                              $       -   $         -
                                                        ==========  ============
    Cash paid for income taxes                          $       -   $         -
                                                        ==========  ============
    Offset of debt for warrants exercised               $       -   $         -
                                                        ==========  ============
    Common stock issued for liquidation of liabilities  $       -   $         -
                                                        ==========  ============